Exhibit 10.5

JOINDER AGREEMENT

___________ ____, 202_

Reference is made to that certain Amended and Restated Intercreditor Agreement, dated as of [______ __], 2025 (as amended, supplemented or otherwise modified prior to the date hereof, the “Intercreditor Agreement”), by and among Duke Energy Progress, LLC, a Delaware limited liability company, in its individual capacity, and in its capacity Property Servicer (the “Company”), Duke Energy Progress NC Storm Funding LLC, a Delaware limited liability company, as NC Bond Issuer, The Bank of New York Mellon Trust Company, National Association, a national banking association, as the NC Bond Trustee, Duke Energy Progress SC Storm Funding LLC, a Delaware limited liability company, as the SC Bond Issuer, U.S. Bank Trust Company, National Association, a national banking association, as the SC Bond Trustee, Duke Energy Progress NC Storm Funding II LLC, a Delaware limited liability company, as the NC II Bond Issuer and U.S. Bank Trust Company, National Association, a national banking association, as NC II Bond Issuer, the “Additional Bond Issuers” from time to time party thereto, the “Joined Parties” from time to time party thereto, and the “Additional Property Servicers” form time to time party thereto. Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Intercreditor Agreement.

WHEREAS, [________], a subsidiary of the Company (the “Additional Bond Issuer”), plans to issue secured storm recovery bonds and [____________], will be the trustee (in such capacity, the “Joined Party” or “Additional Bond Trustee”) for the secured parties under that certain Indenture dated on or around the date hereof (the “Indenture”) between the Additional Bond Issuer and the Additional Bond Trustee, in which the collections thereon are to be serviced by the Company and directed to the [______] pursuant to the Indenture;

WHEREAS, the Additional Bond Trustee wishes to obtain the benefits and assume the burdens of being a Joined Party under the Intercreditor Agreement;

WHEREAS, the Additional Bond Issuer wishes to obtain the benefits and assume the burdens of being a Bond Issuer under the Intercreditor Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the Company, as the Additional Property Servicer, the Additional Bond Issuer and the Additional Bond Trustee hereby agree as follows:

1.            Assumption and Agreement. The Additional Bond Trustee hereby covenants and agrees (a) to perform each and every covenant, agreement and obligation of a Bond Trustee under the Intercreditor Agreement, at the time, in the manner and in all other respects as provided therein, and (b) to be bound by each and every term and provision of the Intercreditor Agreement as though the Intercreditor Agreement had originally been made, executed and delivered by such Additional Bond Trustee. The Additional Bond Issuer hereby covenants and agrees (a) to perform each and every covenant, agreement and obligation of a Bond Issuer under the Intercreditor Agreement, at the time, in the manner and in all other respects as provided therein, and (b) to be bound by each and every term and provision of the Intercreditor Agreement as though the Intercreditor Agreement had originally been made, executed and delivered by such Additional Bond Issuer. The undersigned Additional Bond Issuer and Additional Bond Trustee each hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, it will be deemed to be a party to the Intercreditor Agreement and shall be an “Additional Bond Issuer” or “Additional Bond Trustee”, respectively, under the Intercreditor Agreement and shall have all of the rights and obligations of such respective party thereunder as if it had executed the Intercreditor Agreement.

2.            Defined Terms. Upon the effectiveness of this Joinder Agreement, the parties hereto agree that, as used in the Intercreditor Agreement as modified hereby, the term “Bond Agreements” shall include the Indenture referenced above, the term “Bond Trustee” shall include the Additional Bond Trustee party hereto, and the term “Bond Issuer” shall include the Additional Bond Issuer party hereto.

3.            Notices. Notices to the Additional Bond Trustee and the Additional Bond Issuer pursuant to the Intercreditor Agreement as modified hereby shall be addressed, delivered or transmitted to each such party at its address or facsimile number set forth on Annex I hereto.

4.            Servicing. The Company, as the property servicer, will adjust and calculate payments of customer charges in accordance with the calculation methodology specified in the true-up mechanism described in the Servicing Agreement and allocate payments of the applicable customer charges in accordance with the Servicing Agreement (attached hereto as Annex I).

5.            Effectiveness. This Joinder Agreement shall become effective when it shall have been executed and delivered in accordance with Section 12 of the Intercreditor Agreement.

6.            Trustee. The Additional Bond Trustee, as Trustee, in acting under the Intercreditor Agreement is entitled to all rights benefits, protections, immunities and indemnities accorded to it under the Indenture.

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IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed by their duly authorized officers.

[____________],
as an Additional Bond Issuer

By:
Name:
Title:

[______________]
as an Additional Bond Trustee

By:
Name:
Title:

Signature Page to Joinder Agreement

The Company hereby acknowledges the terms of the Intercreditor Agreement as modified hereby. The Company hereby certifies that, with respect to each Bond Agreement subject to the Intercreditor Agreement, no default, event of default, event of termination or other event that allows for the acceleration of the repayment of indebtedness outstanding thereunder or the termination of any funding commitment thereunder shall result from the Additional Bond Trustee party hereto becoming subject to the Intercreditor Agreement or from the Additional Bond Issuer’s incurrence of indebtedness under or guaranty of obligations under the Indenture to which such Additional Bond Trustee is subject.

DUKE ENERGY PROGRESS, LLC,
as Property Servicer of the Additional Customer Charges

By:
Name:
Title:

Signature Page to Joinder Agreement

ANNEX I

TO

JOINDER AGREEMENT

ADDITIONAL BOND TRUSTEE:

ADDITIONAL BOND ISSUER: